                                                          EXHIBIT 24
                          POWER OF ATTORNEY


     The undersigned Officers and Directors of Ionics, Incorporated hereby severally constitute Arthur L. Goldstein, Stephen Korn and each of them to sign for and in their names in the capacities indicated below, the Registration Statement on Form S-3 dated September 27,
1996, herewith filed with the Securities and Exchange Commission, and any and all amendments thereto, for the purpose of registering shares of Common Stock, par value $1 per share, of Ionics, Incorporated, hereby ratifying and confirming our signatures as they may be signed by our said attorneys to said Registration Statement and any and all amendments to said Registration Statement.

     Witness our hands and common seal on the dates set forth below.
  Signatures                     Title                       Date
/s/Arthur L. Goldstein           Chairman, President,        September 27, 1996
Arthur L. Goldstein              Chief Executive Officer
                                 (Principal Executive Officer)
                                  and Director

/s/Douglas R. Brown              Director                    September 27, 1996
Douglas R. Brown

/s/William L. Brown              Director                    September 27, 1996
William L. Brown

/s/Arnaud de Vitry d'Avaucourt   Director                    September 27, 1996
Arnaud de Vitry d'Avaucourt

                                 Director
Samuel A. Goldblith

                                 Director
Kachig Kachadurian

/s/William E. Katz               Director                    September 27, 1996
William E. Katz

/s/Robert B. Luick               Director                    September 27, 1996
Robert B. Luick

/s/John J. Shields               Director                    September 27, 1996
John J. Shields

/s/Carl S. Sloane                Director                    September 27, 1996
Carl S. Sloane

/s/Mark S. Wrighton              Director                    September 27, 1996
Mark S. Wrighton

/s/Allen S. Wyett                Director                    September 27, 1996
Allen S. Wyett
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